FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Franklin Limited Maturity U.S. Government Securities Fund (“Limited Maturity Fund”) scheduled for May 30, 2014, at 2:00 p.m., Pacific time. They discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish the individual(s) named on your proxy to vote on important issues relating to Limited Maturity Fund. If you complete, sign and return a proxy card, we’ll vote it exactly as you tell us. If you simply sign and return a proxy card, we’ll vote it in accordance with the Board of Trustees’ recommendations on page 3 of the Prospectus/Proxy Statement.

     We urge you to spend a few minutes reviewing the proposal in the Prospectus/Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote.

We welcome your comments. If you have any questions, call Fund Information at

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

     For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND One Franklin Parkway San Mateo, CA 94403-1906

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on May 30, 2014

To the Shareholders of Franklin Limited Maturity U.S. Government Securities Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Franklin Limited Maturity U.S. Government Securities Fund (“Limited Maturity Fund”), a series of Franklin Investors Securities Trust (the “Trust”), will be held at Limited Maturity Fund’s offices, One Franklin Parkway, San Mateo, CA, 94403-1906, on May 30, 2014, at 2:00 p.m., Pacific time. The Meeting is being called for the following purposes:

1. To approve a Plan of Reorganization (the “Plan”) between Limited Maturity Fund and Franklin Adjustable U.S. Government Securities Fund (“Adjustable U.S. Government Fund”), another series of the Trust, that provides for: (i) the acquisition of substantially all of the assets of Limited Maturity Fund by Adjustable U.S. Government Fund in exchange solely for shares of Adjustable U.S. Government Fund, (ii) the distribution of such shares to the shareholders of Limited Maturity Fund, and (iii) the complete liquidation and dissolution of Limited Maturity Fund.

2. To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely describes the transaction proposed for Limited Maturity Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on February 14, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

By Order of the Board of Trustees,

Karen L. Skidmore
Secretary

March 17, 2014

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of the Trust urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Limited Maturity Fund at any time before the proxy is exercised, or by voting in person at the Meeting.

Prospectus/Proxy Statement

     When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized. This means the term is explained in our glossary section.

i

COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND
RISKS	21
Are there any significant differences between the investment goals, strategies,
policies and risks of the Funds?	21
How do the investment restrictions of the Funds differ?	23
What are the principal risk factors associated with investments in the Funds?	23
FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION	25
INFORMATION ABOUT THE FUNDS	28
FURTHER INFORMATION ABOUT THE FUNDS	29
VOTING INFORMATION	31
How many votes are necessary to approve the Plan?	31
How do I ensure my vote is accurately recorded?	31
May I revoke my proxy?	32
What other matters will be voted upon at the Meeting?	32
Who is entitled to vote?	32
How will proxies be solicited?	32
Are there dissenters’ rights?	33
PRINCIPAL HOLDERS OF SHARES	33
SHAREHOLDER PROPOSALS	34
ADJOURNMENT	34
GLOSSARY	35
EXHIBITS TO PROSPECTUS/PROXY STATEMENT	36

A.	Form of Plan of Reorganization
B.	Prospectus of Franklin Adjustable U.S. Government Securities Fund - Class A, Class A1, Class C, Class R6 and Advisor Class shares, dated March 1, 2014 (enclosed)
C.	Principal Holders of Securities

ii

PROSPECTUS/PROXY STATEMENT
Dated March 17, 2014

Acquisition of Substantially All of the Assets of

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

By and in Exchange for Shares of

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

(each a series of Franklin Investors Securities Trust) (the “Trust”)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of Franklin Limited Maturity U.S. Government Securities Fund (“Limited Maturity Fund”). At the Meeting, shareholders of Limited Maturity Fund will be asked to approve or disapprove a Plan of Reorganization (the “Plan”). If Limited Maturity Fund shareholders vote to approve the Plan, substantially all of the assets of Limited Maturity Fund will be acquired by Franklin Adjustable U.S. Government Securities Fund (“Adjustable U.S. Government Fund”) in exchange for shares of Adjustable U.S. Government Fund - Class A1 (“Adjustable U.S. Government Fund Class A1 shares”), Adjustable U.S. Government Fund -Class R6 (“Adjustable U.S. Government Fund Class R6 shares”), and Adjustable U.S. Government Fund - Advisor Class (“Adjustable U.S. Government Fund Advisor Class shares” and, all together, “Adjustable U.S. Government Fund Shares”).

The principal offices of the Trust are located at One Franklin Parkway, San Mateo, CA 94403-1906. You can reach the offices of the Trust by calling (800) 342-5236.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Meeting will be held at the Trust’s offices, One Franklin Parkway, San Mateo, CA, on May 30, 2014 at 2:00 p.m., Pacific time. The Board of Trustees of the Trust (the “Board”) is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about March 17, 2014.

If Limited Maturity Fund shareholders vote to approve the Plan, you will receive Adjustable U.S. Government Fund Class A1 shares of equivalent aggregate net asset value (“NAV”) to your investment in Class A shares of Limited Maturity Fund, Adjustable U.S. Government Fund Class R6 shares of equivalent aggregate NAV to your investment in Class R6 shares of Limited Maturity Fund, and Adjustable U.S. Government Fund Advisor Class shares of equivalent aggregate NAV to your investment in Advisor Class shares of Limited Maturity Fund. Limited Maturity Fund will then be liquidated and dissolved.

Limited Maturity Fund and Adjustable U.S. Government Fund (each, a “Fund” and, collectively, the “Funds”) have similar investment goals, but have certain differences in strategies and risks.

Each Fund seeks to provide investors with a high level of current income. Limited Maturity Fund seeks a high level of current income as is consistent with prudent investing, while seeking preservation of shareholders’ capital, and Adjustable U.S. Government Fund seeks a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities.

This Prospectus/Proxy Statement includes information about the Plan and Adjustable U.S. Government Fund that you should know before voting on the Plan. You should retain this Prospectus/Proxy Statement for future reference. Additional information about Adjustable U.S. Government Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

  The Prospectus of Adjustable U.S. Government Fund - Class A, Class A1, Class C, Class R6 and Advisor Class dated March 1, 2014 (the “Adjustable U.S. Government Fund Prospectus”), which is enclosed with and considered a part of this Prospectus/Proxy
  Statement.
  A Statement of Additional Information (“SAI”) dated March 17, 2014, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or the Adjustable U.S. Government Fund Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton Investments at One Franklin Parkway, San Mateo, CA 94403-1906.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the Adjustable U.S. Government Fund Prospectus (enclosed as Exhibit B).

What proposal will be voted on?

At a meeting held on December 5, 2013, the Board considered a proposal to reorganize Limited Maturity Fund with and into Adjustable U.S. Government Fund, approved the Plan, and voted to recommend that shareholders of Limited Maturity Fund vote to approve the Plan. In addition, the Board concluded that the Plan is in the best interests of each Fund and its shareholders.

If shareholders of Limited Maturity Fund vote to approve the Plan, substantially all of Limited Maturity Fund’s assets will be transferred to Adjustable U.S. Government Fund in exchange for Adjustable U.S. Government Fund Shares of equivalent aggregate NAV. If shareholders of Limited Maturity Fund approve the Plan, your Class A, Class R6, or Advisor Class shares of Limited Maturity Fund will be exchanged for Class A1, Class R6 and Advisor Class shares of equivalent aggregate NAV of Adjustable U.S. Government Fund. Because the Funds have different NAVs per share, the number of Adjustable U.S. Government Fund Shares that you receive will likely be different than the number of Limited Maturity Fund shares that you own, but the total value of your investment will be the same immediately before and after the exchange. After Adjustable U.S. Government Fund Shares are distributed to Limited Maturity Fund shareholders, Limited Maturity Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”) As a result of the Transaction, you will cease to be a shareholder of Limited Maturity Fund and will become a shareholder of Adjustable U.S. Government Fund. This exchange is expected to occur on or about June 18, 2014.

Franklin Advisers, Inc. (“FAV”) serves as investment manager to both Funds. The investment goals of Limited Maturity Fund and Adjustable U.S. Government Fund are similar, but there are differences in certain strategies and risks. Each Fund seeks to provide investors with a high level of current income. Limited Maturity Fund seeks a high level of current income as is consistent with prudent investing, while seeking preservation of shareholders’ capital. Adjustable U.S. Government Fund seeks a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities. While both Funds are short duration government securities funds that have high allocations to adjustable rate mortgage securities, the Adjustable U.S. Government Fund has a substantially greater allocation to these securities. Also, the Limited Maturity Fund has greater exposure to other types of U.S. government securities, including inflation-protected securities. For the reasons set forth in the “Reasons for the Transaction” section of this Prospectus/Proxy Statement, the Board, including the Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940 (“1940 Act”) (the “Independent Trustees”), has determined that the Transaction is in the best interests of each Fund and its shareholders. The Board also concluded that no dilution in value would result to the shareholders of either Fund as a result of the Transaction.

A large portion of Limited Maturity Fund’s portfolio assets will be sold in connection with the Transaction as distinct from normal portfolio turnover. Such repositioning of Limited Maturity Fund’s portfolio assets may occur before or after the closing of the Transaction. It is not anticipated that the sale of securities in connection with the Transaction will result in any material amounts of capital gains to be distributed to Limited Maturity Fund’s shareholders. Limited Maturity Fund will incur transaction costs due to the repositioning of its portfolio, but it believes that these portfolio transaction costs will be immaterial in amount.

It is expected that Limited Maturity Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their Limited Maturity Fund shares for Adjustable U.S. Government Fund Shares. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section “Information about the Transaction - What are the federal income tax consequences of the Transaction?”

THE BOARD RECOMMENDS THAT YOU
VOTE TO APPROVE THE PLAN.

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of Limited Maturity Fund and become a shareholder of Adjustable U.S. Government Fund. It is anticipated that the Transaction will benefit you as follows:

Potential Cost Savings. As shown in the chart below, the total annual operating expenses of the Class A1 shares and Advisor Class shares of the Adjustable U.S. Government Fund are less than those of the corresponding share class of the Limited Maturity Fund, and the annual total operating expenses of the Class R6 shares of the Adjustable U.S. Government Fund are the same as the Class R6 shares of the Limited Maturity Fund. In addition, FAV believes that it is unlikely that Limited Maturity Fund will experience significant future net sales that would allow Limited Maturity Fund’s expenses to decrease as a percentage of net assets by being spread across a larger asset base. The following table compares the annualized net expense ratio, after any applicable management fee reductions, for each class of shares of the Adjustable U.S. Government Fund that will be received by shareholders of the Limited Maturity Fund in connection with the Transaction, based on the Adjustable Government Fund’s fiscal year ended October 31, 2013, with those of each class of shares of Limited Maturity Fund, based on its fiscal year ended October 31, 2013:

	ANNUAL FUND OPERATING EXPENSES[1]

Share Class	Limited Maturity Fund	Adjustable U.S. Government Fund
Class A/Class A1	0.79%	0.72%[2]
Class R6	0.54%	0.54%
Advisor Class	0.68%	0.62%

1. Expense ratios reflect annual fund operating expenses for October 31, 2013, the most recent fiscal year of each Fund.

2. Class A1 shares of the Adjustable U.S. Government Fund will commence operations on the closing date of the Transaction (estimated to be June 18, 2014). Shareholders of Limited Maturity Fund Class A shares will receive shares of Adjustable U.S. Government Class A1 shares. The figures shown represent the estimated expenses for Class A1 shares.

Upon the reorganization of Limited Maturity Fund into Adjustable U.S. Government Fund, Limited Maturity Fund shareholders will become shareholders of a larger fund that may be able to achieve greater operating efficiencies. As of October 31, 2013, Adjustable U.S. Government Fund had a significantly larger asset base ($2.1 billion) than Limited Maturity Fund ($614 million). The Transaction is not projected to have a material impact on the expense ratio of Adjustable U.S. Government Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below captioned “What are the Funds’ investment management fees?” and “What are the fees and expenses of each of the Funds and what might they be after the Transaction?”

In evaluating the Transaction, shareholders may also wish to consider the following:

Management Fees. A difference in fee breakpoints between the two Funds would result in a higher investment management fee being paid under Adjustable U.S. Government Fund’s fee schedule than under Limited Maturity Fund’s fee schedule when Adjustable U.S. Government Fund’s assets are between $250 million and $5 billion (0.45% versus 0.50%). It should be noted, however, that the overall management fee for both Funds is currently 0.50%. Limited Maturity Fund Class A and Advisor Class shareholders are expected to experience a reduction in the overall total expense ratio that applies to their investment, and Limited Maturity Fund Class R6 shareholders’ overall total expense ratio is expected to remain the same. For more information, see the section titled “Summary-What are the Funds’ investment management fees?”

Relative Performance. The two Funds have relatively similar performance. As provided in more detail below, for the year ended December 31, 2013, Limited Maturity Fund has slightly outperformed Adjustable U.S. Government Fund for ten year and since inception periods (since 1987). Adjustable U.S. Government Fund outperformed Limited Maturity Fund for the one year, three year and five year periods then ended. Adjustable U.S. Government Fund, however, has historically experienced lower levels of performance volatility than Limited Maturity Fund. The performance of each Fund’s Class A shares as of that date, without giving effect to applicable sales charges or redemption fees, is shown in the following table:

Average Annual		Adjustable U.S.
Total Return	Limited Maturity Fund	Government Fund
(at NAV)	Class A	Class A1
As of 12/31/13
1 Year	-0.29%	-0.16%
3 Years	0.73%	0.99%
5 Years	1.60%	1.71%
	2.71%
10 Years		2.51%
Since Inception[2]	4.98%	4.25%

1. Adjustable U.S. Government Fund’s Class A1 shares are new, have been created in connection with the Transaction, and have not commenced operations. Returns are shown for Class A shares and have not been restated for differences in 12b-1 plans. Class A shares of the Adjustable U.S. Government Fund will have returns substantially similar to the Class A1 Shares because the share classes are invested in the same portfolio of securities. Annual returns will differ only to the extent that the Class A shares have a 0.25% Rule 12b-1 fee and the Class A1 shares have a 0.10% Rule 12b-1 fee.

2. Limited Maturity Fund’s inception date is April 15, 1987. Adjustable U.S. Government Fund’s inception date is October 20, 1987.

More detailed performance information is included below under the section “How do the performance records of the Funds compare?” in this Prospectus/Proxy Statement.

Costs of the Transaction. Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs. FAV will pay the remaining 50% of such expenses. The total amount of the expenses for the Transaction is estimated to be approximately $194,753.

How will shareholder voting be handled?

Shareholders who own shares of Limited Maturity Fund at the close of business on February 14, 2014, will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of the Transaction by Limited Maturity Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of Limited Maturity Fund or (ii) 67% or more of the outstanding shares of Limited Maturity Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of Limited Maturity Fund are present or represented by proxy (“Affirmative Majority Vote”). Boston Financial Data Services has been retained by Limited Maturity Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the instructions on the enclosed proxy card. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the investment goals, strategies and policies of the Funds compare?

The investment goals of Limited Maturity Fund and Adjustable U.S. Government Fund are similar, but there are differences in certain strategies and risks.

Investment Goals. Limited Maturity Fund seeks a high level of current income as is consistent with prudent investing while seeking preservation of shareholders’ capital. Adjustable U.S. Government Fund seeks a high level of current income, while providing lower volatility of principal than a fund that invests in fixed-rate securities.

Principal Investment Strategies.

The following is a comparison of the Funds’ principal investment strategies which are non-fundamental (i.e., they may be changed without shareholder approval):

Adjustable U.S. Government Fund	Limited Maturity Fund

Under normal market conditions, the Fund	Under normal market conditions, the Fund
invests at least 80% of its net assets in	invests at least 80% of its net assets in
“adjustable rate U.S. Government mortgage	securities with a dollar-weighted average
securities,” including adjustable rate mortgage	maturity of less than 10 years and issued or
securities (ARMS) and other mortgage-backed	guaranteed by the U.S. government, its
securities with interest rates that adjust

periodically to reflect prevailing market	agencies, or instrumentalities.
interest rates, which are issued or guaranteed
by the U.S. government, its agencies or
instrumentalities, including government
sponsored entities.

May invest up to 20% of its net assets in other	Generally invests a substantial portion of its
securities, including fixed-rate mortgage-	assets in mortgage-backed securities including
backed securities, mortgage-backed securities	ARMS, but the Fund also invests in direct
issued by a private entity, direct obligations of	obligations of the U.S. government (such as
the U.S. government such as Treasury bills,	Treasury bonds, bills and notes) and in
bonds or notes or of its agencies,	securities issued or guaranteed by the U.S.
instrumentalities or sponsored enterprises, and	government, its agencies or instrumentalities,
in repurchase agreements collateralized by	including government sponsored entities.
U.S. government or government agency
securities.

Up to 100% of the Fund’s assets may be	Up to 100% of the Fund’s assets may be
invested in a temporary defensive manner by holding all or	invested in a temporary defensive manner by
a substantial portion of the Fund's assets in cash, cash	holding all or a substantial portion of the Fund’s assets in cash, cash
equivalents or other high quality short-term investments.	equivalents or other high quality short-term investments.

Currently maintains the average dollar-
weighted maturity of its fixed-rate portfolio in
a range of one to five years.

May also invest in U.S. inflation-indexed
securities issued by governments and
municipal issuers.

May also invest in callable agency securities,
which give the issuer (the U.S. government
agency) the right to redeem the security prior
to maturity.

For more information about the investment goals, strategies and policies of the Funds, please see the section entitled “Comparison of Investment Goals, Strategies, Policies and Risks” in this

Prospectus/Proxy Statement.

What are the principal risks of an investment in a Fund?

Investments in both Funds involve risks common to most mutual funds. You could lose money by investing in either Fund. The following is a comparison of the Funds’ principal risks:

Adjustable U.S. Government Fund	Limited Maturity Fund

Interest Rate	Interest Rate
Mortgage-Backed Securities.	Mortgage-Backed Securities
Extension	Extension
Prepayment	Prepayment
Adjustable/Variable Rate Securities	Adjustable/Variable Rate Securities
Credit	Credit
Income	Income
Market	Market
Management	Management
Inflation-Indexed Securities

Adjustable U.S. Government Fund has substantially more of its assets invested in mortgage-backed securities than Limited Maturity Fund (99% versus 54% as of October 31, 2013). As a result, the risks related to those investments are greater for Adjustable U.S. Government Fund. To the extent that Limited Maturity Fund invests in inflation-indexed securities as a principal investment, Limited Maturity Fund is subject to a greater degree to the risks associated with inflation-indexed securities than Adjustable U.S. Government Fund which does not invest in inflation-indexed securities as a principal investment.

For more information about the principal risks of Limited Maturity Fund and Adjustable U.S. Government Fund, please see the section “Comparison of Investment Goals, Strategies, Policies and Risks” in this Prospectus/Proxy Statement.

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”). Class A shares of Limited Maturity Fund and Class A1 shares of Adjustable U.S. Government Fund are generally sold at NAV per share plus a sales charge. Class R6 and Advisor Class shares of each Fund are not subject to a sales charge. Holders of Class A shares of Limited Maturity Fund will not be assessed a sales charge on their receipt of Adjustable U.S. Government Fund Class A1 shares in connection with the Transaction. No contingent deferred sales charge (“CDSC”) will be charged to Limited Maturity Fund shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances. Each Fund has the same exchange privileges. Shares of each Fund may be redeemed at its respective NAV per share. However, redemptions of Class A shares of Limited Maturity Fund and Adjustable U.S. Government Fund Class A1 shares that were purchased without an initial sales charge generally are subject to a 0.75% CDSC if redeemed within 18 months of their purchase.

Who manages the Funds?

The management of the business and affairs of each Fund is the responsibility of the Board.

Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Massachusetts business trust on December 22, 1986, was reorganized effective March 1, 2008, as a Delaware statutory trust and is registered with the SEC.

FAV serves as investment manager for both Funds. FAV is a wholly owned subsidiary of Franklin Resources, Inc. (“FRI”). FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, CA 94404-1906. FAV and its affiliates serve as investment manager or administrator to 48 registered investment companies, with approximately 128 U.S.-based funds or series. FRI had more than $857 billion in assets under management as of January 31, 2014. A principal shareholder of FRI is Rupert H. Johnson, Jr., who owned approximately 16.98% of its outstanding shares as of December 31, 2013. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Rupert H. Johnson, Jr. is a Trustee of the Trust.

Adjustable U.S. Government Fund Management Team. Adjustable U.S. Government Fund is managed by a team of dedicated professionals focused on adjustable U.S. government mortgage-backed securities. The portfolio managers on the team are Paul Varunok and Roger A. Bayston.

Mr. Paul Varunok has been lead portfolio manager of Adjustable U.S. Government Fund since 2003. He has primary responsibility for the investments of Adjustable U.S. Government Fund. He has final authority over all aspects of Adjustable U.S. Government Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

Mr. Roger Bayston, a Chartered Financial Analyst, has been a portfolio manager of Adjustable U.S. Government Fund since 1991, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1991.

The Statement of Additional Information for Adjustable U.S. Government Fund dated March 1, 2014, as amended and supplemented to date (“Adjustable U.S. Government Fund SAI”), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in Adjustable U.S. Government Fund. For information on how to obtain a copy of Adjustable U.S. Government Fund SAI, please see the section entitled “Information about the Funds.”

Limited Maturity Fund Management Team. Limited Maturity Fund is managed by a team of dedicated professionals focused on investments in securities with a dollar weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The portfolio managers of the team are Kent Burns and Paul Varunok.

Mr. Kent Burns, a Chartered Financial Analyst, has been a lead portfolio manager of the Fund since 2003. He joined Franklin Templeton Investments in 1994.

Mr. Paul Varunok has been a lead portfolio manager of the Fund since 2005. He joined Franklin Templeton Investments in 2001.

The portfolio managers of Limited Maturity Fund have equal authority over all aspects of Limited Maturity Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements.

The Statement of Additional Information for Limited Maturity Fund dated March 1, 2014, as amended and supplemented to date, (“Limited Maturity Fund SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in Limited Maturity Fund. For information on how to obtain a copy of the Limited Maturity Fund SAI, please see the section entitled “Information about the Funds.”

What are the Funds’ investment management fees?

The overall annual investment management fee for both Funds is currently 0.50%. However, as shown in the table below, the base fee and breakpoints in Limited Maturity Fund’s investment management agreement differ from those of Adjustable U.S. Government Fund. Limited Maturity Fund has an investment management fee that is lower than Adjustable U.S. Government Fund’s for the portion of its net assets over $250 million but less than $5 billion. Once net assets exceed $5 billion, the management fee of Adjustable U.S. Government Fund on its assets in excess of $5 billion drops to 0.440% with two additional breakpoints thereafter. As noted above, Limited Maturity Fund Class A and Adviser Class shareholders are expected to experience a reduction in the overall total expense ratio that applies to their investment. Limited Maturity Fund Class R6 shareholders’ overall total expense ratio is expected to remain the same.

Limited Maturity Fund	Adjustable U.S. Government Fund

0.625% of the value of net assets up to and including	0.500% of the value of net assets up to and including $5
$100 million	billion
0.500% of the value of net assets over $100 million and	0.440% of the value of net assets over $5 billion up to an
not over $250 million	including $10 billion.
0.450% of the value of net assets in excess of $250	0.410% of the value of net assets over $10 billion up to
million	an including $15 billion
0.380% of the value of its net assets over $15 billion

For the fiscal year ended October 31, 2013, Adjustable U.S. Government Fund paid management fees of $10,576,248 and administrative fees of $1,221,211. Effective May 1, 2013, Adjustable U.S. Government Fund combined its investment management and administrative fee agreements. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements. If the combined agreements would have been in effect for the entire fiscal year, the Adjustable U.S. Government Fund would have paid management fees of

$11,797,459, or 0.50% of Adjustable U.S. Government Fund’s average daily net assets. The

Limited Maturity Fund paid management fees, net of fee waivers, in the amount of $2,706,433, or 0.50% of Limited Maturity Fund’s average daily net assets (The Limited Maturity Fund did not have separate investment management and administrative agreements). A discussion regarding the basis for the Board’s approving the investment management agreement for each Fund is available in each Fund’s most recent Annual Report to Shareholders for the fiscal year ended October 31, 2013.

Each Fund has an investment management arrangement that includes both investment management and administrative services, and the agreements are substantially similar. FAV has subcontracted with Franklin Templeton Services LLC (“FT Services”) to provide administrative services and facilities to the Funds. For such services FAV pays FT Services an administrative fee out of its investment management fees from the Fund.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The tables also show the estimated fees and expenses for Adjustable U.S. Government Fund, assuming that Limited Maturity Fund approves the Plan and that the Transaction had been completed as of the beginning of Adjustable U.S. Government Fund’s last completed fiscal year. The purpose of the tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of Adjustable U.S. Government Fund.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction. You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid	Class A/
directly from your investment)	Class A1	Class R6	Advisor Class
Maximum sales charge (load)
imposed on purchase (as a percentage	2.25%	None	None
of offering price)
Maximum deferred sales charge
(load) (as a percentage of the lower	None[1]	None	None
of original purchase price or sales
proceeds)

1. There is a 0.75% CDSC that applies to investments of $1 million or more if sold within 18 months following their purchase.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A SHARES OF

LIMITED MATURITY FUND AND ADJUSTABLE U.S. GOVERNMENT FUND CLASS

A1 SHARES, AND PROJECTED FEES AFTER THE TRANSACTION

ANNUAL FUND OPERATING			Pro-Forma
EXPENSES (expenses that you pay each		Adjustable U.S.	Adjustable U.S.
year as a percentage of the value of your Limited Maturity		Government	Government
investment)[1]	Fund	Fund	Fund[3]
	(Class A)	(Class A1)	(Class A1)
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.10%	0.10%	0.10%
Other expenses[2]	0.19%	0.12%	0.12%
Total annual Fund operating expenses	0.79%	0.72%	0.72%

1. Expense ratios reflect annual fund operating expenses for October 31, 2013, the most recent fiscal year of each Fund.

2. Class A1 shares of the Adjustable U.S. Government Fund will commence operations on the closing date of the Transaction (estimated to be June 18, 2014). Shareholders of Limited Maturity Fund Class A shares will receive Adjustable U.S. Government Class A1 shares. The figures shown represent the estimated expenses for Class A1 shares.

3. Pro Forma expenses are based on current and anticipated Adjustable U.S. Government Fund expenses as if the Transaction had been effective as of November 1, 2012 and include the estimated costs of the Transaction of approximately $48,688 to be borne by Adjustable U.S. Government Fund.

Example

This example can help you compare the cost of investing in Limited Maturity Fund’s Class A shares with the cost of investing in Adjustable U.S. Government Fund Class A1 shares, both before and after the Transaction. The example assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and
  You sell your shares at the end of the period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Limited Maturity Fund - Class A	$304[1]	$472	$654	$1,181
Adjustable U.S. Government Fund - Class A1	$297[1]	$450	$617	$1,099
Pro Forma Adjustable U.S. Government Fund - Class	$297[1]	$450	$617	$1,099
A1 (assuming the Transaction is completed)

1.	Assumes a CDSC will not apply.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS R6 SHARES OF

THE FUNDS, AND PROJECTED FEES AFTER THE TRANSACTION

ANNUAL FUND OPERATING			Pro-Forma
EXPENSES (expenses that you pay each		Adjustable U.S.	Adjustable U.S.
year as a percentage of the value of your Limited Maturity		Government	Government
investment)[1]	Fund	Fund	Fund[2]
	(Class R6)	(Class R6)	(Class R6)
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.04%	0.04%	0.04%
Total annual Fund operating expenses	0.54%	0.54%	0.54%

1. Expense ratios reflect annual fund operating expenses for October 31, 2013, the most recent fiscal year of each Fund.

2. Pro Forma expenses are based on current and anticipated Adjustable U.S. Government Fund expenses as if the Transaction had been effective as of November 1, 2012 and include the estimated costs of the Transaction of approximately $48,688 to be borne by Adjustable U.S. Government Fund.

Example

This example can help you compare the cost of investing in Limited Maturity Fund’s Class R6 shares with the cost of investing in Adjustable U.S. Government Fund Class R6 shares, both before and after the Transaction. The example assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year; and
  The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Limited Maturity Fund - Class R6	$55	$173	$302	$677
Adjustable U.S. Government Fund - Class R6	$55	$173	$302	$677
Pro Forma Adjustable U.S. Government Fund - Class	$55	$173	$302	$677
R6 (assuming the Transaction is completed)

ANNUAL OPERATING EXPENSE TABLE FOR ADVISOR CLASS SHARES OF

THE FUNDS AND PROJECTED FEES AFTER THE TRANSACTION

ANNUAL FUND OPERATING			Pro-Forma
EXPENSES (expenses that you pay each			Adjustable U.S.
year as a percentage of the value of your Limited Maturity		Adjustable U.S.	Government
investment)[1]	Fund	Government Fund	Fund[2]
			(Advisor
	(Advisor Class)	(Advisor Class)	Class)
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.19%	0.12%	0.12%
Total annual Fund operating expenses	0.69%	0.62%	0.62%

1. Expense ratios reflect annual fund operating expenses for October 31, 2013, the most recent fiscal year of each Fund.

2. Pro Forma expenses are based on current and anticipated Adjustable U.S. Government Fund expenses as if the Transaction had been effective as of November 1, 2012 and include the estimated costs of the Transaction of approximately $48,688 to be borne by Adjustable U.S. Government Fund.

Example

This example can help you compare the cost of investing in Limited Maturity Fund’s Advisor

Class shares with the cost of investing in Adjustable U.S. Government Fund Advisor Class shares, both before and after the Transaction. The example assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year;
  The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and
  You sell your shares at the end of the period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Limited Maturity Fund – Advisor Class	$70	$221	$384	$859
Adjustable U.S. Government Fund – Advisor Class	$63	$199	$346	$774
Pro Forma Adjustable U.S. Government Fund –	$63	$199	$346	$774
Advisor Class (assuming the Transaction is
completed)

How do the performance records of the Funds compare?

The two Funds have relatively similar performance. The average annual total returns of Class A and Advisor Class shares of the Funds, including any applicable sales charges and before taxes, as of December 31, 2013, are shown below. Class R6 shares of Limited Maturity Fund and Adjustable U.S. Government Fund commenced operations on May 1, 2013 and October 21, 2013, respectively, and as a result, average annual total return performance of that class of shares is not shown below. Class R6 shares would have substantially similar annual returns as the share classes shown below because they represent interests in the same portfolio of securities of the applicable Fund, and the annual returns would differ only to the extent that the share classes do not have the same expenses. Each Fund’s 30 day yield as of December 31, 2013 at NAV is also shown below.

Average
Annual
Total
Return		Adjustable U.S.		Adjustable U.S.
As of	Limited Maturity	Government Fund	Limited Maturity	Government Fund
12/31/13	Fund Class A1	Class A1	Fund Advisor Class	Advisor Class[2]

1 Year	-2.58%	-2.37%	-0.10%	0.09%

3 Year	-0.03%	0.24%	0.86%	1.24%

5 Year	1.14%	1.26%	1.72%	1.97%

10 Year	2.48%	2.28%	2.83%	2.67%
Since
Inception	4.90%	4.16%	5.05%	4.31%

				Adjustable	Limited
30-Day		Adjustable	Limited	U.S.	Maturity	Adjustable U.S.
Standardized	Limited	U.S.	Maturity	Government	Fund	Government
Yield	Maturity Fund	Government	Fund Class	Fund Class	Advisor	Fund Advisor
As of 12/31/13	Class A	Fund Class A	R6	R6	Class	Class
	0.27%	0.55%	0.50%	0.88%	0.37%	0.81%

1. Figures reflect the current maximum sales charge at 2.25%. Adjustable U.S. Government Fund’s Class A1 shares are new, have been created in connection with the Transaction and have not commenced operations. Returns are shown for Class A shares and have not been restated for differences in 12b-1 plans. Class A shares of the Adjustable U.S. Government Fund will have returns substantially similar to the Class A1 Shares because the share classes are invested in the same portfolio of securities. Annual returns will differ only to the extent that the Class A shares have a 0.25% Rule 12b-1 fee and the Class A1 shares have a 0.10% Rule 12b-1 fee.

2. Historical performance for Adjustable U.S. Government Fund’s Advisor Class shares prior to their inception date of May 15, 2008 is based on the performance of Class A shares. For periods prior to May 15, 2008, Class A performance has been restated to exclude the effect of the Class A shares maximum initial sales charge but reflects the effect of Class A Rule 12b-1 fees.

Where can I find more financial and performance information about the Funds?

The Adjustable U.S. Government Fund Prospectus (enclosed as Exhibit B), the Prospectus of Limited Maturity Fund and the each Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2013, contain additional financial and performance information about each Fund, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.” Additional performance information as of the calendar year ended December 31, 2013, including after-tax return information, is contained in each Fund’s Prospectus under the heading “Performance.” These documents are available free of charge upon request (see the section “Information about the Funds”).

What are other key features of the Funds?

Service Providers. The Funds use the same service providers for the following services:

  Custody Services. The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the securities and other assets of the Funds.
  Transfer Agency Services. Franklin Templeton Investor Services, LLC, an indirect wholly owned subsidiary of FRI, is the shareholder servicing and transfer agent and dividend-paying agent for the Funds.
  Administrative Services. FT Services, an indirect wholly owned subsidiary of FRI, provides certain administrative facilities and services to each Fund, under the same terms and conditions.
  Distribution Services. Distributors acts as the principal underwriter in the continuous public offering of Funds’ shares under the same terms and conditions.
  Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Funds’ annual report to shareholders.

Distribution and Service (12b-1) Fees. Class A shares of Limited Maturity Fund and Adjustable U.S. Government Fund Class A1 shares have a distribution or “Rule 12b-1” plan. Under the Rule 12b-1 plan, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors, or their affiliates, the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged are based only on expenses attributable to that particular class. Under the Class A Rule 12b-1 Plan for Limited Maturity Fund and the Class A1 Rule 12b-1 Plan for Adjustable U.S. Government Fund, each Fund may pay up to 0.10% per year of the average daily net assets of Class A shares and Class A1 shares, respectively.

Class R6 shares and Advisor Class shares have no Rule 12b-1 plan. For more information regarding Adjustable U.S. Government Fund’s Rule 12b-1 plan, please see “The Underwriter—Distribution and service (12b-1) fees” in the Adjustable U.S. Government Fund SAI.

Purchases and Redemptions. The maximum front-end sales charge imposed on purchases of Class A shares of Limited Maturity Fund and Adjustable U.S. Government Fund Class A1 shares is 2.25%, with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1 million or more. Class R6 and Advisor Class shares are not subject to a front-end sales charge or CDSC.

Shares of each Fund may be redeemed at the Fund’s respective NAV per share, subject to any applicable CDSC. For purchases of $1 million or more, redemptions of Class A and Class A1 shares that were purchased without an initial sales charge generally are subject to a 0.75% CDSC if sold within 18 months following their purchase. Additional information and specific instructions explaining how to buy, redeem, and exchange shares of each Fund are outlined in each Fund’s prospectus under the heading “Your Account.” The Adjustable U.S. Government Fund Prospectus enclosed herewith also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

Dividends and Distributions. The Funds intend to declare an income dividend each day that its NAV is calculated and pay them monthly. Your account begins to receive dividends on the day after the Funds receive your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be paid at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see each Fund’s prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

The Board has recommended that Limited Maturity Fund’s shareholders approve the Transaction in order to combine Limited Maturity Fund with a larger fund that has generally similar goals and investment policies. Shareholders of Limited Maturity Fund may potentially benefit from being part of a larger mutual fund. Class A and Adviser Class shareholders of the Limited Maturity Fund may also potentially benefit from the lower expenses of the corresponding share class of the Adjustable U.S. Government Fund.

A meeting of the Board was held on December 5, 2013 to consider the proposed Transaction. The Independent Trustees have been advised on this matter by independent counsel to the Independent Trustees.

The Board requested and received from FAV written materials containing relevant information about Adjustable U.S. Government Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data.

The Board considered the potential benefits and costs of the Transaction to shareholders of Limited Maturity Fund. The Board reviewed detailed information about: (1) the investment goal, strategies and policies of Adjustable U.S. Government Fund; (2) the portfolio management of Adjustable U.S. Government Fund; (3) the financial and organizational strength of FAV; (4) the comparability of the investment goals, policies, restrictions and investments of Limited Maturity Fund with those of Adjustable U.S. Government Fund; (5) the comparative short-term and long-term investment performance of Limited Maturity Fund and Adjustable U.S. Government Fund; (6) the current expense ratios of each Fund; (7) the relative asset size of each Fund, including the benefits to Limited Maturity Fund of joining with a larger fund; (8) FAV’s agreement to pay a portion of the expenses related to the Transaction; (9) the federal income tax consequences of the Transaction to Limited Maturity Fund and Limited Maturity Fund’s shareholders; and (10) the general characteristics of Limited Maturity Fund.

The Board also considered that based on Limited Maturity Fund’s historical asset growth and projected sales activity, Limited Maturity Fund’s assets were not likely to grow sufficiently in the foreseeable future to result in significant economies of scale and that benefits to shareholders, including operating efficiencies, may be achieved from combining the Funds.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that completing the Transaction is in the best interests of the shareholders of each Fund and that no dilution of value would result to the shareholders of either Fund from the Transaction. The Board approved the Plan on December 5, 2013 and recommended that shareholders of Limited Maturity Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY

RECOMMENDS THAT YOU VOTE FOR THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A, for complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of Limited Maturity Fund approve the Plan, the Transaction will take place after various conditions are satisfied, including the preparation of certain documents. If the shareholders of Limited Maturity Fund do not approve the Plan, the Transaction will not take place, and Limited Maturity Fund will continue to operate as it currently does.

Limited Maturity Fund no longer offers its shares for sale to the public. Existing shareholders, however, are permitted to purchase additional shares until the close of business on June 11, 2014.

If the shareholders of Limited Maturity Fund approve the Plan, the officers of the Trust will determine a specific date, called the “closing date,” for the actual Transaction to take place. Limited Maturity Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to Adjustable U.S. Government Fund on the closing date, which is scheduled to occur on or about June 18, 2014, but which may occur on an earlier or later date as the officers of the Trust may set. Adjustable U.S. Government Fund will not assume any liabilities of Limited Maturity Fund, whether accrued or contingent, known or unknown, and the Trust, on behalf of Limited Maturity Fund, will use its reasonable best efforts to discharge all of the known liabilities of Limited Maturity Fund. In exchange, the Trust will issue Adjustable U.S. Government Fund Shares that have an aggregate NAV equal to the dollar value of the assets delivered to Adjustable U.S. Government Fund by Limited Maturity Fund. Limited Maturity Fund will distribute to its shareholders the Adjustable U.S. Government Fund Shares it receives. Each shareholder of Limited Maturity Fund will receive Adjustable U.S. Government Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of Limited Maturity Fund. The share transfer books of Limited Maturity Fund will be permanently closed as of 1:00 p.m., Pacific time, on the closing date. Limited Maturity Fund will accept requests for redemptions only if received in proper form before 1:00 p.m., Pacific time, on the closing date. Requests received after that time will be considered requests to redeem Adjustable U.S. Government Fund Shares. Prior to the closing date, Limited Maturity Fund will pay or make provision for payment of all its remaining liabilities, if any. At the closing, each shareholder of record of Limited Maturity Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of Limited Maturity Fund that such shareholder had on the distribution record date. Limited Maturity Fund will then terminate its existence, liquidate, and dissolve.

The Trust may amend the Plan without shareholder approval, except that any amendment made to the Plan that would have a material adverse effect on shareholders would be submitted to the affected shareholders for their approval.

The Trust has made representations and warranties in the Plan that are customary in transactions such as the Transaction. The obligations under the Plan of the Funds are subject to various conditions, including:

  Adjustable U.S. Government Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);
  the shareholders of Limited Maturity Fund shall have approved the Transaction; and
  the Trust shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for Limited Maturity Fund, Adjustable U.S. Government Fund, or their shareholders.

The Trust may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of Limited Maturity Fund.

Following the closing date, any outstanding Limited Maturity Fund share certificates shall be deemed cancelled.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction and FAV will pay 50% of the total cost. The total amount of such costs and expenses for the Transaction is estimated to be $194,753. Thus, each Fund will pay approximately $48,688 in connection with the Transaction.

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and Limited Maturity Fund anticipates receiving a legal opinion to that effect, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. This means that the shareholders of Limited Maturity Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in Limited Maturity Fund for shares in Adjustable U.S. Government Fund. Shareholders should consult their tax adviser about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Transaction.

What should I know about Adjustable U.S. Government Fund Shares?

The Adjustable U.S. Government Fund Shares that will be distributed to Limited Maturity Fund shareholders generally will have the same legal characteristics as the shares of Limited Maturity Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability. After the Transaction, shareholders of Limited Maturity Fund whose shares are represented by outstanding share certificates will not receive certificates for Adjustable U.S. Government Fund Shares and all outstanding Limited Maturity Fund share certificates will be cancelled.

What are the capitalizations of the Funds and what might Adjustable U.S. Government

Fund’s capitalization be after the Transaction?

The following table sets forth as of October 31, 2013 the capitalizations of Limited Maturity Fund and Adjustable U.S. Government Fund. The table also shows the projected capitalization of Adjustable U.S. Government Fund as adjusted to give effect to the proposed Transaction. The capitalization of Adjustable U.S. Government Fund and its classes is likely to be different when the Transaction is actually consummated.

			Pro Forma	Adjustable U.S.
	Limited	Adjustable U.S.	Adjustments to	Government Fund -
	Maturity Fund	Government Fund	Capitalization	Pro Forma[3]
	(Audited)	(Audited)	(Unaudited)	(Unaudited)

Net assets (all	$614,105,275	$2,120,304,397	$(97,376)[1]	$2,734,312,296
classes)
Total shares
outstanding (all			9,225,713[2]
classes)	61,174,809	243,138,889		313,539,411

Class A net	$460,028,671	$1,105,673,916	$(25,389) [1]	$1,105,648,527
assets
Class A shares
outstanding	45,818,540	126,791,038		126,791,038
Class A NAV
per share	$10.04	$8.72		$8.72

Class A1 net	$-	$-	$(36,472) [1]	$459,992,199
assets

Class A1 shares	-	-	6,934,367[2]	52,752,907
outstanding

Class A1 NAV	$-	$-		$8.72
per share

Class C net	$-	$603,067,460	$(13,848) [1]	$603,053,612
assets

Class C shares
outstanding	-	69,200,114		69,200,114
Class C NAV per
share	$-	$8.71		$8.71

Class R6 net	$80,334,196	$335,427	$(6,377) [1]	$80,663,246
assets

Class R6 shares	8,005,805	38,413	1,194,043[2]	9,238,261
outstanding
Class R6 NAV
per share	$10.03	$8.73		$8.73

Advisor Class	$73,742,408	$411,227,594	$(15,290) [1]	$484,954,712
net assets
Advisor Class
shares	7,350,464	47,109,324	1,097,303[2]	55,557,091
outstanding

Advisor Class	$10.03	$8.73		$8.73
NAV per share

1. Adjustments reflect the costs of the Transaction incurred by the Funds.
2. Adjustments reflect the differences in NAV per share.
3. Numbers are projected after the Transaction.

At the closing of the Transaction, shareholders of Limited Maturity Fund will receive Adjustable U.S. Government Fund Shares based on the relative NAV of the Funds as of 1:00 p.m., Pacific time, on the closing date.

COMPARISON OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes and compares the key differences between the investment goals, strategies and principal policies of the Funds, as well as the risks associated with such goals, strategies and policies. The investment goals and certain investment restrictions of each Fund are fundamental, which means that they cannot be changed without the Affirmative Majority Vote of that Fund’s outstanding voting securities. Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of Adjustable U.S. Government Fund’s investment policies and risks, you should read the

Adjustable U.S. Government Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Adjustable U.S. Government Fund SAI, which is available upon request.

Are there any significant differences between the investment goals, strategies, policies and risks of the Funds?

The investment goals of the Funds are similar, in that each Fund seeks to provide a high level of current income, but there are differences in their investment strategies. Adjustable U.S. Government Fund invests primarily in adjustable U.S. government mortgage-backed securities, which are issued or guaranteed by the U.S. government, its agencies and instrumentalities, including government sponsored enterprises. Limited Maturity Fund focuses on investments in securities with a dollar weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Both Funds have the same fundamental investment restrictions. Accordingly, although the portfolio makeup of the Funds differs in some respects, the Funds are subject to similar risks.

Investment Goals. Limited Maturity Fund seeks a high level of current income as is consistent with prudent investing while seeking preservation of shareholders’ capital. Adjustable U.S. Government Fund seeks a high level of current income, while providing lower volatility of principal than a fund that invests in fixed-rate securities.

Investment Strategy. As a result of differences in investment strategies, if the Transaction is approved, based on each Fund’s portfolio as of October 31, 2013, former shareholders of Limited Maturity Fund will have reduced exposure to non-mortgage U.S. government and agency securities (declining from 42% to less than 1%) and increased their exposure to adjustable rate U.S. government mortgage backed securities (from 30% to 98%).

Under normal market conditions, Adjustable U.S. Government Fund invests at least 80% of its net assets in “adjustable rate U.S. Government mortgage securities.” “Adjustable-rate U.S. government mortgage securities” include ARMS and other mortgage-backed securities with interest rates that adjust periodically to reflect prevailing market interest rates, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities. Adjustable U.S. Government Fund may invest up to 20% of its net assets in other securities, including fixed-rate mortgage-backed securities, mortgage-backed securities issued by a private entity, direct obligations of the U.S. government such as Treasury bills, bonds or notes or of its agencies, instrumentalities or sponsored enterprises, and in repurchase agreements collateralized by U.S. government or government agency securities. Adjustable U.S. Government Fund also may purchase collateral mortgage obligations. When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of Adjustable U.S. Government Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.

Limited Maturity Fund, under normal market conditions, invests at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies, or instrumentalities. Limited Maturity Fund generally invests a substantial portion of its assets in mortgage-backed securities including ARMS, but Limited Maturity Fund also invests in direct obligations of the U.S. government (such as Treasury bonds, bills and notes) and in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities. Limited Maturity Fund may also invest in U.S. inflation-indexed securities issued by U.S. government and municipal issuers. Limited Maturity Fund currently maintains the average dollar-weighted maturity of its fixed-rate portfolio in a range of one to five years. Limited Maturity Fund may invest in callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity. When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of Limited Maturity Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.

None of the foregoing investment strategies are fundamental and may be changed without shareholder approval.

How do the investment restrictions of the Funds differ?

The Funds’ fundamental investment restrictions with respect to borrowing, underwriting, lending, real estate investments, commodities investments, industry concentration, issuer diversification, and issuing senior securities are identical.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk. There is no assurance that any mutual fund will meet its investment goals. The achievement of the Funds’ goals depends upon market conditions, generally, and on the investment managers’ analytical and portfolio management skills. For more information about the principal risk factors associated with investments in the Funds, see each Fund’s prospectus under the heading “Fund Details –Principal Risks” and the Adjustable U.S. Government Fund SAI and the Limited Maturity Fund SAI under the heading “Goals, Strategies and Risks.”

Both Funds invest in similar types of fixed income securities - those issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities. Therefore, they are subject to many of the same principal risks: interest rate, mortgage-backed securities, credit, income, prepayment, extension, market and management. Adjustable U.S. Government Fund has substantially more invested in mortgage-backed securities than Limited Maturity Fund (99% versus 54% as of October 31, 2013). As a result, the risks related to those type of investments are greater for Adjustable U.S. Government Fund. Below are the principal risks of each Fund.

Interest Rate. When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Mortgage-Backed Securities. Mortgage-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Funds may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage-backed securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage-backed securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Credit. An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Also guarantees of principal and interest do not apply to market prices, yields or the Fund’s share price. While the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. Some securities issued by government agencies, instrumentalities or government sponsored entities are only backed by the credit worthiness of those institutions, not the U.S. government. Investments in such securities include greater risk of non-payment of principal and interest than other U.S. government securities. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Prepayment. Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Funds must reinvest the proceeds they receive, during periods of declining interest rates, in securities that pay a lower rate of interest.

Extension Risk. Some debt securities, particularly mortgage-backed securities, are subject to the risk that the debt security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

Income. Because the Funds can only distribute what they earn, the Funds’ distributions to shareholders may decline when prevailing interest rates fall or when the Funds experience defaults on debt securities it holds.

Market. The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Management. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Adjustable/Variable Rate Securities. Because changes in interest rates on adjustable/variable rate securities may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. If the changes in market rates are substantial, the interest rate on an adjustable/variable rate security may not reset during a single adjustment period. Lifetime limits on resets may also prevent their rates from adjusting to market rates.

During periods of declining interest rates, because the interest rates on adjustable/variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

In addition, to the extent Limited Maturity Fund invests in inflation-indexed securities, it is also subject to the following additional principal risk:

Inflation-Indexed Securities Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of some of the important U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal

Revenue Code (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax consequences that are expected to result from the Transaction are as follows:

• no gain or loss will be recognized by Limited Maturity Fund or the shareholders of
Limited Maturity Fund as a direct result of the Transaction pursuant to Sections
361(c)(1) and 354(a) of the Code;

• no gain or loss will be recognized by Adjustable U.S. Government Fund as a direct result of the Transaction pursuant to Section 1032(a) of the Code;

• the basis of the assets of Limited Maturity Fund received by Adjustable U.S.
Government Fund will be the same as the basis of these assets in the hands of
Limited Maturity Fund immediately prior to the exchange pursuant to Section
362(b) of the Code;

• the holding period of the assets of Limited Maturity Fund received by Adjustable
U.S. Government Fund will include the period during which such assets were held by Limited Maturity Fund pursuant to Section 1223(2) of the Code;

• the aggregate tax basis of the shares of Adjustable U.S. Government Fund to be received by a shareholder of Limited Maturity Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of Limited
Maturity Fund pursuant to Section 358(a)(1) of the Code; and

• the holding period of the shares of Adjustable U.S. Government Fund received by a shareholder of Limited Maturity Fund as part of the Transaction will include the period that a shareholder held the shares of Limited Maturity Fund (provided that such shares of Limited Maturity Fund are capital assets in the hands of such shareholder as of the closing) pursuant to Section 1223(1) of the Code.

Neither of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to Limited Maturity Fund and Adjustable U.S. Government Fund as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the closing date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Information about the Funds.”

Opinions of counsel are not binding upon the IRS or the courts. If the Transaction were consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus were taxable, Limited Maturity Fund would recognize gain or loss on the transfer of its assets to Adjustable U.S. Government Fund, and each shareholder of Limited Maturity Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Limited Maturity Fund shares and the fair market value of the shares of Adjustable U.S. Government Fund it received.

Final Dividend or Other Distributions. Immediately prior to the Transaction, Limited Maturity Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the closing date.

Repositioning of Limited Maturity Fund’s Portfolio Assets. A large portion of Limited Maturity

Fund’s portfolio assets will be sold in connection with the Transaction as distinct from normal portfolio turnover. Such repositioning of Limited Maturity Fund’s portfolio assets may occur before or after the closing of the Transaction. These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders. The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including Limited Maturity Fund’s net unrealized appreciation in the value of its portfolio assets at that time. Taking into account

Limited Maturity Fund’s net unrealized appreciation in portfolio assets on a tax basis at October 31, 2013 of $930,000 ($0.015 per share; 0.1% of NAV) and the capital loss position of each Fund as of such date shown in the below table, it is not anticipated that the sale of such securities in connection with the Transaction will result in any material amounts of capital gains to be distributed to shareholders. Limited Maturity Fund will also incur transaction costs due to the repositioning of its portfolio, but it believes that these portfolio transaction costs will be immaterial in amount.

General Limitation on Capital Losses. The tax attributes, including capital loss carryovers, of Limited Maturity Fund move to Adjustable U.S. Government Fund in the Transaction. Capital

losses can generally be carried forward to succeeding tax years to offset future capital gains, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010, as discussed below, to an overall eight-year carryover period. The capital loss carryovers of Limited Maturity Fund and Adjustable U.S. Government Fund are available to offset future gains recognized by the combined Fund, subject to certain limitations under the Code. First, the Transaction will result in a more than 50% “change in ownership” of Limited Maturity Fund, the smaller of the two Funds. As a result, the capital loss carryovers of Limited Maturity Fund, increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Second, if either Fund has a net unrealized built-in gain at the time of the Transaction, for five years beginning after that date, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. Third, the capital losses of Limited Maturity Fund that may be used by Adjustable U.S. Government Fund (including to offset any “built-in gains” of Limited Maturity Fund itself) for the first taxable year ending after the closing date may also be limited. The Transaction also may result in an earlier expiration of Limited Maturity Fund’s capital loss carryovers because the Transaction may cause Limited Maturity Fund’s tax year to close early in the year of the Transaction.

The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010). Consequently, these capital losses can be carried forward indefinitely. However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized. As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of Limited Maturity Fund’s aggregate capital loss carryovers following the Transaction are as follows:

		Adjustable
	Limited Maturity Fund	U.S. Government Fund
	(000,000s)	(000,000s)
Aggregate Capital Loss Carryovers as of
October 31, 2013	$20.3	$108.6
Net Unrealized Appreciation
for Tax Purposes as of October 31, 2013	($0.9)	$37.0
NAV as of October 31, 2013	$614.1	$2,120.3
Approximate Annual Limitation for Capital	$21.9	N/A
Losses*

*	Based on the long-term tax-exempt rate for ownership changes during February 2014 of 3.56%. The actual limitation will equal the aggregate NAV of Limited Maturity Fund on the closing date multiplied by the long term tax exempt rate for ownership changes during the month in which the Transaction closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of Limited Maturity Fund on the closing date that is recognized in a taxable year.

Where one or more of the limitations discussed above apply, a portion or all of a Fund’s capital loss carryovers may become unavailable the effect of which may be to accelerate the recognition of taxable gain by shareholders of Adjustable U.S. Government Fund post-closing, including by the former shareholders of Limited Maturity Fund. Based upon Limited Maturity Fund’s capital loss position at October 31, 2013, the annual limitation on the use of Limited Maturity Fund’s aggregate capital loss carryovers may not prevent Adjustable U.S. Government Fund from utilizing a substantial portion of such losses, albeit over a period of time. However, the ability of Adjustable U.S. Government Fund to absorb its own capital loss carryovers and those of Limited Maturity Fund post-closing depends upon a variety of factors that cannot be known in advance.

Appreciation in Value of Investments. Shareholders of Limited Maturity Fund will receive a proportionate share of any taxable income and gains realized by Adjustable U.S. Government Fund and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by Adjustable U.S. Government Fund. As a result, shareholders of Limited Maturity Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred. In addition, at October 31, 2013, the unrealized appreciation/(depreciation) in value of the portfolio investments of each Fund on a tax basis as a percentage of its NAV is (0.1%) for Limited Maturity Fund, 1.7% for Adjustable U.S. Government Fund, and 1.3% on a combined basis. If Adjustable U.S. Government Fund following the Transaction has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than Limited Maturity Fund, shareholders of Limited Maturity Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

INFORMATION ABOUT THE FUNDS

Information about the Funds is included in each Fund’s Prospectus. Adjustable U.S. Government Fund Prospectus and Limited Maturity Fund Prospectus are both incorporated by reference into (are considered a part of) this Prospectus/Proxy Statement. Additional information about the Funds is included in each Fund’s SAI. The Adjustable U.S. Government Fund SAI and the Limited Maturity Fund SAI are incorporated into the Adjustable U.S. Government Fund Prospectus and the Limited Maturity Fund Prospectus, respectively, and into the SAI dated March 17, 2014 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC. The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement. Information about the Funds is also included in each Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2013.

Adjustable U.S. Government Fund Prospectus is enclosed with this Prospectus/Proxy Statement. You may request a free copy of the Limited Maturity Fund Prospectus, each Fund’s SAI, each Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2013, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN or by writing to the Fund at P.O. Box 997151, Sacramento, CA 95899-7151.

The Trust files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Trust. More detailed information about each Fund’s current corporate structure is contained in each Fund’s SAI.

Comparison of Capital Structure. Each Fund is a diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Massachusetts business trust on December 22, 1986, was reorganized effective March 1, 2008, as a Delaware statutory trust and is registered with the SEC.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares. Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. Limited Maturity Fund and Adjustable U.S. Government Fund shareholders have no appraisal rights.

Comparison of Voting Rights. Shares of each class represent proportionate interests in a Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Shares of each class of a Fund have the same voting and other rights and preferences as the other classes and Funds of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future. For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees. For board member elections, this gives holders of more than 50% of the shares of the Trust voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board. Quorum for a shareholders’ meeting of Limited Maturity Fund, Adjustable U.S. Government Fund, or any series of the Trust is generally forty per cent (40%) of the shares entitled to vote which are present in person or by proxy.

The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by the Trust’s Agreement and Declaration of Trust (“Trust Instrument”). For example, the Trust Instrument and bylaws give shareholders the power to vote: (1) for the election of Trustees at a meeting called for the purpose of electing Trustees, (2) with respect to certain amendments to the Trust Instrument as required by the Trust Instrument, the 1940 Act or the requirements of any securities exchanges on which shares are listed for trading, and (3) on such matters as required by the Trust Instrument, the bylaws and any registration statement filed with the SEC or any State, or as the Trustees may consider necessary or desirable.

Under the Trust Instrument, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.

The Trust Instrument establishes the maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board. The maximum number of days is 120 for both Funds.

Legal Structures. Mutual funds formed under the Delaware Statutory Trust Act, such as the Funds, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments. Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses. For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders. In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders. Under the Delaware Statutory Trust Act, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees. Pursuant to the Delaware Statutory Trust Act and the Trust Instrument, the responsibility for the management of each Fund is vested in its Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Trust Instrument, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights. Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

An Affirmative Majority Vote, as defined herein, of the outstanding voting securities of Limited Maturity Fund is required to approve the Plan. Each Limited Maturity Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of Limited Maturity Fund held at the close of business on February 14, 2014 (the “Record Date”). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of Limited Maturity Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and Limited Maturity Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting. Abstentions and broker non-votes, therefore, will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan. It is the Trust’s understanding that because broker dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting with respect to Limited Maturity Fund, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

  By mail, with the enclosed proxy card;
  In person at the Meeting;
  By telephone; or
  Through the Internet.

If your account is eligible for voting by telephone or through the Internet, separate instructions are enclosed.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to Limited Maturity Fund. If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to Limited Maturity Fund expressly revoking your proxy, by signing and forwarding to Limited Maturity Fund a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of Limited Fund on the Record Date will be entitled to vote at the Meeting. The following table shows the number of shares of each class and the total number of outstanding shares of each class of Limited Maturity Fund as of the Record Date:

Class	Shares Outstanding
Class A	43,605,456.479
Class R6	504.016
Advisor Class	6,016,366.118
Total	49,622,326.613

How will proxies be solicited?

Boston Financial Data Services, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $20,892 to $26,312. Limited Maturity Fund expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Limited Maturity Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of Limited Maturity Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information elicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

Limited Maturity Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Limited Maturity Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of Limited Maturity Fund or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Are there dissenters’ rights?

Shareholders of Limited Maturity Fund will not be entitled to any “dissenters’ rights” because the Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds), and thus shareholders have the right to redeem or exchange shares of Limited Maturity Fund at NAV until the closing date. After the closing date, shareholders may redeem Adjustable U.S. Government Fund Shares or exchange them for shares of certain other funds in Franklin Templeton Investments. Redemptions are subject to the terms and conditions in the prospectus of the respective Fund.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of either Limited Maturity Fund or Adjustable U.S. Government Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Funds, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of Limited Maturity Fund or of Adjustable U.S. Government Fund as of the Record Date, except as listed in Exhibit C to this Prospectus/Proxy Statement. Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit C as owning 5% or more of Limited Maturity Fund’s outstanding Class A, Class R6, or Advisor Class shares will own in excess of 5% of the then outstanding shares of such classes of Adjustable U.S. Government Fund upon completion of the Transaction.

SHAREHOLDER PROPOSALS

Neither Limited Maturity Fund nor Adjustable U.S. Government Fund is required to hold, and neither intends to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in Limited Maturity Fund’s proxy statement for the next meeting of shareholders (if any) should send a written proposal to Limited Maturity Fund’s offices at One Franklin Parkway, San Mateo, CA 94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in Limited Maturity Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in Limited Maturity Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to Limited Maturity Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the Trust (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the Trust (in the absence of the president) may adjourn the Meeting. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting. The persons designated as proxies may use their discretionary authority to vote as instructed by management of Limited Maturity Fund on questions of adjournment. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees,

Karen L. Skidmore
Secretary

March 17, 2014

GLOSSARY

Useful Terms and Definitions

1940 Act—The Investment Company Act of 1940, as amended.

Affirmative Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of Limited Maturity Fund, or (ii) 67% or more of the outstanding shares of Limited Maturity Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of Limited Maturity Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds.

FAV—Franklin Advisers, Inc., the investment manager for the Funds.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

FT Services — Franklin Templeton Services, LLC, the sub-administrator for the Funds. FT

Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s investment manager and principal underwriter.

Independent Trustees—The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

Meeting — The Special Meeting of Shareholders of Limited Maturity Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan—The Plan of Reorganization adopted by the Trust on behalf of Limited Maturity Fund and Adjustable U.S. Government Fund.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

The Trust — Franklin Investors Securities Trust, the registered investment company that both Limited Maturity Fund and Adjustable U.S. Government Fund are a series of.

Transaction — The proposed transaction contemplated by the Plan.

U.S.— The United States of America.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A.	Form of Plan of Reorganization
B.	Prospectus of Franklin Adjustable U.S. Government Securities Fund dated March 1, 2014 (enclosed)
C.	Principal Holders of Securities

EXHIBIT A

FORM OF
PLAN OF REORGANIZATION

     THIS PLAN OF REORGANIZATION (the “Plan”), is made as of this 6th day of December, 2013, by Franklin Investors Securities Trust (“FIST”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Franklin Parkway, San Mateo, CA 94403-1906, on behalf of its series, Franklin Limited Maturity U.S. Government Securities Fund (“Limited Maturity Fund”) and Franklin Adjustable U.S. Government Securities Fund (“Adjustable U.S. Government Fund”) (together, the “Funds” and, individually, a “Fund”). Franklin Advisers, Inc., a California corporation, joins this Plan solely for purposes of Section 8.

PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by FIST, on behalf of Adjustable U.S. Government Fund, of substantially all of the property, assets and goodwill of Limited Maturity Fund in exchange solely for full and fractional Class A1, Class R6 and Advisor Class shares of beneficial interest, with no par value, of Adjustable U.S. Government Fund (“Adjustable U.S. Government Fund Shares”); (ii) the distribution of Adjustable U.S. Government Fund Shares to the holders of Class A, Class R6 and Advisor Class shares of beneficial interest of Limited Maturity Fund (the “Limited Maturity Fund Shares”), respectively, according to their respective interests in Limited Maturity Fund in complete liquidation of Limited Maturity Fund; and (iii) the dissolution of Limited Maturity Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, FIST covenants and agrees as follows:

1	.	Sale and Transfer of Assets, Liquidation and Dissolution of Limited Maturity Fund.

(a) Subject to the terms and conditions of the Plan, and in reliance on the Maturity Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the representations and warranties herein contained, and in consideration of the delivery by Adjustable U.S. Government Fund of the number of Adjustable U.S. Government Fund Shares hereinafter provided, FIST, on behalf of Limited Maturity Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to Adjustable U.S. Government Fund all of Limited costs and expenses of carrying out the Reorganization in accordance with Section 8 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of Limited Maturity Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Limited Maturity Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Limited Maturity Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of FIST, on behalf of Limited Maturity Fund, shall reasonably deem to exist against Limited Maturity Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Limited Maturity Fund’s books (such assets hereinafter “Net Assets”). Adjustable U.S. Government Fund shall not assume any liability of Limited Maturity Fund, whether accrued or contingent, known or unknown, and FIST, on behalf of the Limited Maturity Fund, shall use its reasonable best efforts to discharge all of the known liabilities of Limited Maturity Fund, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

     (b) Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, FIST, on behalf of Adjustable U.S. Government Fund, agrees at the Closing to deliver to Limited Maturity Fund the number of Adjustable U.S. Government Fund Shares, determined by dividing the net asset value per share of each Class A, Class R6 and Advisor Class shares of Limited Maturity Fund by the net asset value per share each of Class A1, Class R6 and Advisor Class shares of Adjustable U.S. Government Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class R6 and Advisor Class shares, respectively, of Limited Maturity Fund as of 1:00 p.m., Pacific Time, on the Closing Date. The Adjustable U.S. Government Fund Shares delivered to Limited Maturity Fund at the Closing shall have an aggregate net asset value equal to the value of Limited Maturity Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

     (c) Immediately following the Closing, Limited Maturity Fund shall be dissolved and shall distribute the Adjustable U.S. Government Fund Shares received by Limited Maturity Fund pursuant to this Section 1 pro rata to Limited Maturity Fund’s shareholders of record, based upon their respective holdings of Limited Maturity Fund, as of the close of business on the Closing Date. Such distribution shall be accomplished by the establishment of accounts on the share records of Adjustable U.S. Government Fund of the type and in the amounts due such shareholders based on their respective holdings in Limited Maturity Fund as of the close of business on the Closing Date. Fractional Adjustable U.S. Government Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing Limited Maturity Fund Shares shall be entitled to surrender the same to the transfer agent for Adjustable U.S. Government Fund in exchange for the number of Adjustable U.S. Government Fund Shares of the same class into which the Limited Maturity Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate, if any, which, prior to the Closing, represented Limited Maturity Fund Shares shall be deemed for all Adjustable U.S. Government Fund purposes to evidence ownership of the number of

Adjustable U.S. Government Fund Shares into which the Limited Maturity Fund Shares (which prior to the Closing were represented thereby) have been converted. Certificates for Adjustable U.S. Government Fund Shares shall not be issued, unless specifically requested by a shareholder. After the distribution, Limited Maturity Fund shall be dissolved.

     (d) At the Closing, each shareholder of record of Limited Maturity Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 7(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Limited Maturity Fund that such person had on such Distribution Record Date.

     (e) All books and records relating to Limited Maturity Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to Adjustable U.S. Government Fund from and after the date of the Plan, and shall be turned over to Adjustable U.S. Government Fund on or prior to the Closing.

2. Valuation.

(a) The net asset value of Adjustable U.S. Government Fund Shares and Limited Maturity Fund Shares and the value of Limited Maturity Fund’s Net Assets to be acquired by Adjustable U.S. Government Fund hereunder shall in each case be computed as of 1:00 p.m., Pacific Time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”). The net asset value per share of Adjustable U.S. Government Fund Shares and Limited Maturity Fund Shares and the value of Limited Maturity Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectuses of Adjustable U.S. Government Fund and Limited Maturity Fund, as amended or supplemented, except that the net asset value per share of Limited Maturity Fund shall be carried to the fourth decimal place.

     (b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Adjustable U.S. Government Fund Shares or Limited Maturity Fund Shares or the value of Limited Maturity Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

     (c) All computations of value regarding the net asset value of Adjustable U.S. Government Fund Shares and Limited Maturity Fund Shares and the value of Limited Maturity Fund’s Net Assets shall be made by the administrator to the Funds.

3. Closing and Closing Date.

The Closing shall take place at the principal office of FIST at 2:00 p.m., Pacific Time, on June 18, 2014 or such later date as the officers of FIST may determine (the “Closing Date”). FIST, on behalf of Limited Maturity Fund, shall have provided for delivery as of the Closing those Net Assets of Limited Maturity Fund to be transferred to the account of Adjustable U.S. Government Fund’s custodian, The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286. FIST, on behalf of Limited Maturity Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of Limited Maturity Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 1:00 p.m., Pacific Time, on the Closing Date. FIST, on behalf of Adjustable U.S. Government Fund, shall provide evidence that such Adjustable U.S. Government Fund Shares have been registered in an account on the books of Adjustable U.S. Government Fund in such manner as the officers of FIST may reasonably request.

     4. Representations and Warranties by FIST on behalf of Adjustable U.S. Government Fund and Limited Maturity Fund.

     FIST, on behalf of Adjustable U.S. Government Fund and Limited Maturity Fund, represents and warrants that:

     (a) Each Fund is a series of FIST, which was originally organized as a Massachusetts business trust on December 22, 1986, and was reorganized as a Delaware statutory trust effective on March 1, 2008. FIST is validly existing under the laws of the State of Delaware. FIST is duly registered under the 1940 Act as an open-end, management investment company and each Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

     (b) FIST is authorized to issue an unlimited number of shares of beneficial interest, without par value, of each Fund, each outstanding share of which is, and each share of Adjustable U.S. Government Fund when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, and has or will have full voting rights. FIST currently issues shares of nine series, including the Funds. Adjustable U.S. Government Fund currently is divided into five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class shares of beneficial interest of which Class A1, Class R6 and Advisor Class represent Adjustable U.S. Government Fund Shares. Limited Maturity Fund currently is divided into three classes of Shares: Class A, Class R6 and Advisor Class shares of beneficial interest. No shareholder of either Fund shall have any option, warrant or preemptive right of subscription or purchase with respect to Limited Maturity Fund Shares or Adjustable U.S. Government Fund Shares.

(c) The financial statements appearing in each Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2013, audited by PricewaterhouseCoopers LLP, and any interim unaudited financial statements, fairly present the financial position of each

Fund as of their respective dates and the results of each Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

     (d) The books and records of each Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of such Fund.

     (e) FIST, on behalf of each Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FIST, on behalf of either Fund, of the transactions contemplated by the Plan, except for the registration of Adjustable U.S. Government Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder. Limited Maturity Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by Limited Maturity Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by Limited Maturity Fund.

     (f) FIST has elected to treat each Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. Consummation of the transactions contemplated by the Plan will not cause either Fund to fail to be qualified as a RIC as of the Closing Date.

     (g) Neither Fund is under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (h) Neither Fund has any unamortized or unpaid organizational fees or expenses.

     (i) All information to be furnished by either Fund for use in preparing any prospectus, proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete.

     (j) Neither Fund has any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4(c) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

     (k) There is no inter-corporate indebtedness existing between Limited Maturity Fund and Adjustable U.S. Government Fund that was issued, acquired, or will be settled at a discount.

     (l) Adjustable U.S. Government Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of Limited Maturity Fund.

     (m) FIST has no plan or intention to issue additional shares of the Adjustable U.S. Government Fund following the Reorganization except for shares issued in the ordinary course of Adjustable U.S. Government Fund’s business as an open-end investment company; nor does FIST have any plan or intention to redeem or otherwise reacquire any shares of Adjustable U.S. Government Fund issued pursuant to the Plan, either directly or through any transaction, agreement, or arrangement with any other person, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

     (n) Adjustable U.S. Government Fund is in the same line of business as Limited Maturity Fund before the Reorganization and did not enter into such line of business as part of the Reorganization. Adjustable U.S. Government Fund will actively continue Limited Maturity Fund’s business in substantially the same manner that Limited Maturity Fund conducted that business immediately before the Reorganization and has no plan or intention to change such business. On the Closing Date, Adjustable U.S. Government Fund expects that at least 33 1/3% of Limited Maturity Fund’s portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Adjustable U.S. Government Fund. Adjustable U.S. Government Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization. Adjustable U.S. Government Fund has no plan or intention to sell or otherwise dispose of any of the former assets of Limited Maturity Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Adjustable U.S. Government Fund will continuously review its investment portfolio (as Limited Maturity Fund did before the Closing) to determine whether to retain or dispose of particular securities, including those included among the former assets of Limited Maturity Fund.

(o) The registration statement on Form N-14 referred to in Section 6(f) hereof (the “Registration Statement”), and any prospectus or statement of additional information of Adjustable U.S. Government Fund or Limited Maturity Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement, or any such prospectus or statement of additional information or supplement thereto, on the effective and clearance dates of the Registration Statement, on the date of the special meeting of Limited Maturity Fund’s shareholders (the “Special Meeting”) and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

(p) Since October 31, 2013, there has not been any material adverse change in either Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

     (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FIST, on behalf of each Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

     (r) During the five-year period ending on the Closing Date, (i) Limited Maturity Fund has not acquired, and will not acquire, Limited Maturity Fund Shares with consideration other than Adjustable U.S. Government Fund Shares or Limited Maturity Fund Shares, except for redemptions in the ordinary course of Limited Maturity Fund’s business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act, and (ii) no distributions will have been made with respect to Limited Maturity Fund Shares (other than regular, normal dividend distributions made pursuant to the Limited Maturity Fund’s historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions described in Sections 852 and 4982 of the Code.

     (s) As of the Closing Date, Limited Maturity Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of Limited Maturity Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

     (t) Throughout the five year period ending on the Closing Date, Limited Maturity Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code. Limited Maturity Fund did not enter into (or expand) a line of business as part of the Reorganization. Limited Maturity Fund will not alter its investment portfolio in connection with the Reorganization.

     (u) There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against FIST. FIST, on behalf of either Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Adjustable U.S. Government Fund’s or Limited Maturity Fund’s business or their ability to consummate the transactions herein contemplated.

     (v) There are no known actual or proposed deficiency assessments with respect to any Taxes (as defined below) payable by FIST, on behalf of either Fund.

     (w) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of FIST’s Board of Trustees, subject with respect to Limited Maturity Fund to approval of Limited Maturity Fund’s shareholders.

     (x) FIST anticipates that consummation of the Plan will not cause either Limited Maturity Fund or Adjustable U.S. Government Fund to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end of their respective fiscal years.

     (y) On the Closing Date, all material Returns (as defined below) of each Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To FIST’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on either Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in each Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

5. Representations and Warranties by FIST, on behalf of the Limited Maturity Fund.

FIST represents and warrants that:

     (a) The statement of assets and liabilities to be furnished by FIST, on behalf of the Limited Maturity Fund, as of 1:00 p.m., Pacific time, on the Closing Date for the purpose of determining the number of Adjustable U.S. Government Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect the Limited Maturity Fund’s Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (b) At the Closing, FIST, on behalf of the Limited Maturity Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

6.	Covenants of FIST.

(a) FIST, on behalf of each Fund, covenants to operate each Fund’s respective business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

     (b) FIST, on behalf of Limited Maturity Fund, undertakes that it will not acquire Adjustable U.S. Government Fund Shares for the purpose of making distributions thereof to anyone other than Limited Maturity Fund’s shareholders.

     (c) FIST, on behalf of Limited Maturity Fund, undertakes that, if the Plan is consummated, Limited Maturity Fund will liquidate and dissolve.

     (d) FIST, on behalf of each Fund, agrees that, by the Closing, all of the federal and other Tax Returns and reports required by law to be filed on or before such date shall have been filed, and either all federal and other Taxes shown as due on said Returns shall have been paid, or adequate liability reserves shall have been provided for the payment of such Taxes, and to the best of their knowledge no such Tax Return is currently under audit and no Tax deficiency or liability has been asserted with respect to such Tax Returns or reports by the Internal Revenue Service or any state or local Tax authority.

     (e) As of the Closing, FIST, on behalf of Limited Maturity Fund, shall have called, and FIST shall have held, a Special Meeting of Limited Maturity Fund’s shareholders to consider and vote upon the Plan and FIST shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein. FIST shall have mailed to each shareholder of record of Limited Maturity Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, thereunder (the “Prospectus/Proxy Statement”).

(f) FIST, on behalf of Adjustable U.S. Government Fund, has filed the Registration Statement with the Securities and Exchange Commission (“SEC”) and used its best efforts to provide that the Registration Statement became effective as promptly as practicable. At the time it became effective, the Registration Statement (i) complied in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement became effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (g) Subject to the provisions of the Plan, FIST, on behalf of each Fund, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

     (h) FIST, on behalf of Limited Maturity Fund, shall deliver to Adjustable U.S. Government Fund, at the Closing Date, confirmation or other adequate evidence as to the Tax costs and holding periods of the assets and property of Limited Maturity Fund transferred to Adjustable U.S. Government Fund in accordance with the terms of the Plan.

     (i) FIST, on behalf of each Fund, intends that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. FIST, on behalf of each Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such

Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

7. Conditions Precedent to be Fulfilled by FIST.

     The consummation of the Plan hereunder shall be subject to the following respective conditions:

     (a) That all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date.

     (b) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

     (c) That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Limited Maturity Fund at a meeting or any adjournment thereof.

     (d) That a distribution or distributions shall have been declared for Limited Maturity Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) all of Limited Maturity Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of Limited Maturity Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Limited Maturity Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

     (e) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of Limited Maturity Fund or Adjustable U.S. Government Fund.

     (f) That there shall be delivered to FIST an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to FIST, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of FIST with regard to matters of fact:

     (1) The acquisition by Adjustable U.S. Government Fund of substantially all the assets of Limited Maturity Fund as provided for herein in exchange solely for Adjustable U.S. Government Fund Shares followed by the distribution by Limited Maturity Fund to its shareholders of Adjustable U.S. Government Fund Shares in complete liquidation of Limited Maturity Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Limited Maturity Fund and Adjustable U.S. Government Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by Limited Maturity Fund upon the transfer of substantially all of its assets to Adjustable U.S. Government Fund in exchange solely for voting shares of Adjustable U.S. Government Fund under Sections 361(a) and 357(a) of the Code;

     (3) No gain or loss will be recognized by Adjustable U.S. Government Fund upon the receipt by it of substantially all of the assets of Limited Maturity Fund in exchange solely for voting shares of Adjustable U.S. Government Fund under Section 1032(a) of the Code;

     (4) No gain or loss will be recognized by Limited Maturity Fund upon the distribution of Adjustable U.S. Government Fund Shares to its shareholders in liquidation of Limited Maturity Fund (in pursuance of the Plan) under Section 361(c)(1) of the Code;

     (5) The Tax basis of the assets of Limited Maturity Fund received by Adjustable U.S. Government Fund will be the same as the Tax basis of such assets to Limited Maturity Fund immediately prior to the Reorganization under Section 362(b) of the Code;

     (6) The holding period of the assets of Limited Maturity Fund received by Adjustable U.S. Government Fund will include the period during which such assets were held by Limited Maturity Fund under Section 1223(2) of the Code;

     (7) No gain or loss will be recognized by the shareholders of Limited Maturity Fund upon the exchange of their shares in Limited Maturity Fund for voting shares of Adjustable U.S. Government Fund including fractional shares to which they may be entitled under Section 354(a) of the Code;

     (8) The Tax basis of Adjustable U.S. Government Fund Shares received by the shareholders of Limited Maturity Fund shall be the same as the Tax basis of the Limited Maturity Fund Shares exchanged therefor under Section 358(a)(1) of the Code;

     (9) The holding period of Adjustable U.S. Government Fund Shares received by shareholders of Limited Maturity Fund (including fractional shares to which they may be entitled) will include the holding period of Limited Maturity Fund Shares surrendered in exchange therefor, provided that Limited Maturity Fund Shares were held as a capital asset on the effective date of the exchange under Section 1223(1) of the Code; and

     (10) Adjustable U.S. Government Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”)) the items of Limited Maturity Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

     The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Limited Maturity Fund, Adjustable U.S. Government Fund, or any Shareholder of Limited Maturity Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income Tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     (g) That there shall be delivered to FIST an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to FIST, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

     (1) Limited Maturity Fund and Adjustable U.S. Government Fund are each a series of FIST and that FIST is a validly existing statutory trust in good standing under the laws of the State of Delaware;

     (2) FIST is an open-end investment company of the management type registered as such under the 1940 Act;

     (3) The consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FIST, on behalf of each Fund;

     (4) FIST, on behalf of each Fund, is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

     (5) Adjustable U.S. Government Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by FIST, on behalf of Adjustable U.S. Government Fund.

     In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of FIST with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FIST.

     (h) That Adjustable U.S. Government Fund’s Prospectus contained in the Registration Statement with respect to Adjustable U.S. Government Fund Shares to be delivered to Limited Maturity Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (i) That Adjustable U.S. Government Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Adjustable U.S. Government Fund Shares lawfully to be delivered to each holder of Limited Maturity Fund Shares.

     (j) That, at the Closing, there shall be transferred to FIST, on behalf of Adjustable U.S. Government Fund, aggregate Net Assets of Limited Maturity Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Limited Maturity Fund on the Closing Date.

     (k) FIST, on behalf of the Limited Maturity Fund, will provide the Adjustable U.S. Government Fund with (1) a statement of the respective Tax basis and holding period of all investments to be transferred by the Limited Maturity Fund to the Adjustable U.S. Government Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Limited Maturity Fund with respect to each shareholder, for all of the shareholders of record of the Limited Maturity Fund as of the close of business on the day of Valuation as described in Section 2, who are to become holders of the Adjustable U.S. Government Fund as a result of the transfer of assets (the “Limited Maturity Fund Shareholder Documentation”) (3) if requested by FIST, on behalf of the Adjustable U.S. Government Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to the Acquired Fund (the “FIN 48 Workpapers”), and (4) the Tax books and records of the Limited Maturity Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date.

     (l) As promptly as practicable, but in any case within sixty days after the date of Closing, FIST, on behalf of Limited Maturity Fund, shall furnish Adjustable U.S. Government Fund, in such form as is reasonably satisfactory to Adjustable U.S. Government Fund, a statement of the earnings and profits of Limited Maturity Fund for federal income Tax purposes that will be carried over by Adjustable U.S. Government Fund as a result of Section 381 of the Code.

8. Expenses.

     The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization. Franklin Advisers, Inc., the investment manager for each Fund, will pay 50% of the costs of the Reorganization.

9.	Termination; Postponement; Waiver; Order.

(a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of Limited Maturity Fund) to the Closing, or the Closing may be postponed by FIST, on behalf of either Fund, if any condition of its obligations set forth in

Section 7 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

     (b) If the transactions contemplated by the Plan have not been consummated by December 31, 2014, the Plan shall automatically terminate on that date, unless a later date is set by officers of FIST.

     (c) In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither FIST, Limited Maturity Fund nor Adjustable U.S. Government Fund, nor their trustees, officers, or agents or the shareholders of Limited Maturity Fund or Adjustable U.S. Government Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 8 hereof.

     (d) At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by FIST if, in the judgment of its officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to its shareholders.

     (e) The representations and warranties contained in Sections 4 and 5 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FIST, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

     (f) If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of FIST, on behalf of either Fund, to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of Limited Maturity Fund; provided that, if such term or condition would result in a change in the method of computing the number of Adjustable U.S. Government Fund Shares to be issued to Limited Maturity Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of Limited Maturity Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless Limited Maturity Fund promptly calls a special meeting of the shareholders of Limited Maturity Fund at which such condition shall be submitted for approval.

     10. Final Tax Returns and forms 1099 of Limited Maturity Fund; Reporting responsibility.

     (a) After the Closing Date, FIST, on behalf of the Limited Maturity Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by FIST with respect to the Limited Maturity Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

     (b) Any reporting responsibility of FIST, on behalf of the Limited Maturity Fund, is and shall remain the responsibility of the Limited Maturity Fund, up to and including the Closing Date, and such later date on which the Limited Maturity Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local Tax authorities or any other relevant regulatory authority.

11. Liability of FIST.

     It is acknowledged and agreed that all obligations of FIST under the Plan with respect to a Fund are binding only with respect to that Fund; shall be discharged only out of the assets of such Fund, that no other series of FIST shall be liable with respect to the Plan or in connection with the transactions contemplated herein; and that neither FIST nor a Fund shall seek satisfaction of any such obligation or liability from the shareholders of FIST or a Fund, the trustees, officers, employees or agents of FIST, or any of them.

12. Entire Agreement and Amendments.

     The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

13. Counterparts.

     The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

14. Governing Law.

     The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

[Signature Page Follows]

     IN WITNESS WHEREOF, FIST, on behalf of Limited Maturity Fund, and on behalf of Adjustable U.S. Government Fund, has caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

FRANKLIN INVESTORS SECURITIES TRUST, on behalf of FRANKLIN ADJUSTABLE U.S.

GOVERNMENT SECURITIES FUND

By: /s/ KAREN L. SKIDMORE

Name: Karen L. Skidmore
Title: Vice President and Secretary

FRANKLIN INVESTORS SECURITIES TRUST, on behalf of FRANKLIN LIMITED MATURITY U.S.

GOVERNMENT SECURITIES FUND

By: /s/ KAREN L. SKIDMORE

Name: Karen L. Skidmore
Title: Vice President and Secretary

With respect to Section 8 of the Plan only:
FRANKLIN ADVISERS, INC.

By: /s/ ALISON E. BAUR

Name: Alison E. Baur
Title: Assistant Secretary

EXHIBIT B – PROSPECTUS (enclosed)

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PROSPECTUS DATED MARCH 1, 2014

     The prospectus of Franklin Adjustable U.S. Government Securities Fund dated March 1, 2014, is part of this Prospectus/Proxy Statement and will be included in the Proxy mailing to all shareholders of record of Franklin Limited Maturity U.S. Government Securities Fund. For purposes of this EDGAR filing, the prospectus of Franklin Adjustable U.S. Government Securities Fund dated March 1, 2014, is incorporated by reference from the electronic filing on Form N-1A made by Franklin Investors Securities Trust on February 28, 2014, under Accession No. 0001379491-14-000233.

B - 1

# 1254384 v. 8

EXHIBIT C – PRINCIPAL HOLDERS OF SECURITIES

Name and Address	Share Class	Percentage (%)
Limited Maturity Fund
Franklin Advisers, Inc.	R6	97.53
One Franklin Parkway
San Mateo, CA 94403-1906

Ellard Company	Advisor	55.17
c/o Fiduciary Trust Co International
P.O. Box 3199
Church Street Station
New York, NY 10008-3199

Adjustable U.S. Government Fund
Franklin Templeton Multi-Asset Real	R6	98.51
Return Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Reliance Trust Company	Advisor	7.40
FBO Investors Security Trust
P.O. Box 48529
Atlanta, GA 30362-1529

C - 1

# 1254384 v. 8

136 PROXY 03/14

Proxy Tabulator
PO Box 859232	EVERY SHAREHOLDER'S VOTE IS IMPORTANT
Braintree MA 02185-9919
Vote by Internet
Please go to the electronic voting site at
www.2voteproxy.com. Follow the on-line instructions. If
you vote by internet, you do not have to return your Ballot.

Vote by Telephone
Please call us toll-free at 1-800-830-3542, and follow the
instructions provided. If you vote by telephone, you do not
have to return your Ballot.

Vote by Mail

Mark, sign and date your Ballot and return promptly. Ensure
the address below shows through the window of the enclosed
postage paid return envelope.

If Voting by Mail:
Remember to sign and date the ballot below.	▶	PROXY TABULATOR
Please ensure the address to the right shows		PO BOX 55909
through the window of the enclosed postage		BOSTON MA 02205-9100
paid return envelope.

000 000 000 000 0

PROXY

PROXY

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND a series of Franklin Investors Securities Trust

SPECIAL MEETING OF SHAREHOLDERS
May 30, 2014

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Limited Maturity U.S. Government Securities Fund (“Limited Maturity Fund”) and appoints Craig S. Tyle, Alison Bauer, and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Limited Maturity Fund that the undersigned is entitled to vote at Limited Maturity Fund’s Special Meeting of Shareholders (“Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 2:00 p.m., Pacific time on May 30, 2014 including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of Franklin Investors Securities Trust (the “Trust”) on behalf of Limited Maturity Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal regarding the reorganization of Limited Maturity Fund pursuant to the Plan of Reorganization with Franklin Adjustable U.S. Government Securities Fund. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF

FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

@Note: Please sign exactly as your name appear on the	▶	Signature
proxy. If signing for estates, trusts or corporations, your title
or capacity should be stated. If shares are held jointly, one		Signature (if held jointly)
or more joint owners should sign personally.
Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on May 30, 2014

The Proxy Statement for this Meeting is available at: www.2voteproxy.com

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen.x

FOR AGAINST ABSTAIN

1.	To approve a Plan of Reorganization between Franklin Limited Maturity U.S. Government Securities Fund (“Limited Maturity Fund”) and Franklin Adjustable U.S. Government Securities Fund (“Adjustable U.S. Government Fund”), that provides for (i) the acquisition of substantially all of the assets of Limited Maturity Fund by Adjustable U.S. Government Fund in exchange solely for Class A1, R6 and Advisor shares of Adjustable U.S. Government Fund, (ii) the distribution of such shares to the shareholders of Limited Maturity Fund, and (iii) the complete liquidation and dissolution of Limited Maturity Fund.

IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND,

a series of

FRANKLIN INVESTORS SECURITIES TRUST

Dated March 17, 2014

Acquisition of Substantially All of the Assets of:

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

(a series of Franklin Investors Securities Trust)

By and in exchange for shares of

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

(a series of Franklin Investors Securities Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of Franklin Limited Maturity U.S. Government Securities Fund (“Limited Maturity Fund”) by and in exchange for Class A1, Class R6, and Advisor Class shares of Franklin Adjustable U.S. Government Securities Fund (“Adjustable U.S. Government Fund”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.      Statement of Additional Information of Adjustable U.S. Government Fund dated March 1, 2014 (previously filed on EDGAR, Accession No. 0001379491-14-000233).

2.      Statement of Additional Information of Limited Maturity Fund dated March 1, 2014 (previously filed on EDGAR, Accession No. 0001379491-14-000233).

3.      Annual Report of Adjustable U.S. Government Fund for the fiscal year ended October 31, 2013 (previously filed on EDGAR, Accession No. 0000809707-14-000004).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report is incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

4.      Annual Report of Limited Maturity Fund for the fiscal year ended October 31, 2013 (previously filed on EDGAR, Accession No. 0000809707-14-000004).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report is incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

5.      Pro Forma narrative for the reorganization of Limited Maturity Fund into Adjustable U.S. Government Fund.

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated March 17, 2014, relating to the above- referenced transactions.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Adjustable U.S. Government Fund at P.O. Box 997151, Sacramento, CA 95899-7151.

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PRO FORMA FINANCIAL INFORMATION, OCTOBER 31, 2013

(UNAUDITED)

The following unaudited Pro Forma financial information gives effect to the proposed reorganization, accounted as if the reorganization had occurred as of November 1, 2012.  In addition, the Pro Forma Financial Information has been prepared based upon the proposed fee and expense structure after the combination, as discussed in the combined Proxy Statement/Prospectus.

The Pro Forma financial information has been estimated in good faith based upon information regarding the Franklin Limited Maturity U.S. Government Securities Fund and the Franklin Adjustable U.S. Government Securities Fund for the twelve month period ending October 31, 2013.  The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of the Franklin Limited Maturity U.S. Government Securities Fund and the Franklin Adjustable U.S. Government Securities Fund which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

1.  BASIS OF COMBINATION

The unaudited Pro Forma financial information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to a Plan of Reorganization (the Plan) as of the beginning of the period as indicated below in the table.

12 Month Period
Target Fund	Acquiring Fund	Ended
Franklin Limited Maturity U.S. Government Securities Fund	Franklin Adjustable U.S. Government Securities Fund	October 31, 2013

The reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganizations. The Target Fund and the Acquiring Fund are both series of a registered open-end management investment company that issues its shares in separate series. The reorganization would be accomplished by the acquisition of all of the assets by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund.

2.  SHARES OF BENEFICIAL INTEREST

The table below shows the class and shares that the Franklin Limited Maturity U.S. Government Securities Fund shareholders would have received if the reorganization were to have taken place on October 31, 2013.

Target Fund Share Class	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Adjustable U.S. Government Securities Fund	Acquiring Fund Share Class
Class A	45,818,540	52,752,906	Class A1
Class R6	8,005,805	9,199,848	Class R6
Advisor Class	7,350,464	8,447,767	Advisor Class

3.  NET ASSETS

The table below shows the net assets of the Target Fund and the Acquiring Fund and Pro Forma combined net assets, assuming all the reorganization was completed as of October 31, 2013.

Fund	Net Assets
Franklin Limited Maturity U.S. Government Securities Fund (Target Fund)	$ 614,105,275
Franklin Adjustable U.S. Government Securities Fund (Acquiring Fund)	2,120,304,397
Franklin Adjustable U.S. Government Securities Fund (Pro Forma Combined)	2,734,409,672

4.  PRO FORMA ADJUSTMENTS

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on November 1, 2012. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense	Increase (decrease) in expense
Management fees	$ (4,370)[a]
Registration fees	(75,162)[b]
Merger expenses	97,377[c]
Professional fees	(34,039)[d]

aPro Forma adjustment for increase in average net assets in the calculation of management fees.

bPro Forma adjustment for removal of duplicative printing fees.

cPro Forma adjustment for the addition of merger expenses.

dPro Forma adjustment for removal of duplicative professional fees.

5.  INVESTMENT RESTRICTIONS

None of the securities held by the Franklin Limited Maturity U.S. Government Securities Fund as of  the closing date will violate the investment restrictions of the Franklin Adjustable U.S. Government Securities Fund.

6.  ACCOUNTING ESTIMATES

The preparation of the Pro Forma Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Pro Forma Financial Statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

7.  REORGANIZATION COSTS

The Franklin Adjustable U.S. Government Securities Fund and the Franklin Limited Maturity U.S. Government Securities Fund will each pay 25% of the expenses resulting from their participation in the reorganization. Franklin Advisers, Inc. will pay the remaining 50% of such expenses for the reorganization. The total amount of such expenses for the reorganization is estimated to be $194,753.

8.  ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, investment objective, investment strategy and policies/restrictions of the Acquiring Fund.

9.  CAPITAL LOSS CARRYFORWARD

At October 31, 2013, the Franklin Limited Maturity U.S. Government Securities Fund and he Franklin Adjustable U.S. Government Securities Fund had capital loss carryforwards of approximately $20,346,142 and 108,639,933 respectively.